Exhibit 10.1

EXECUTION VERSION

SIXTH AMENDMENT dated as of March 11, 2011 (this “Amendment”), among SCIENTIFIC GAMES INTERNATIONAL, INC. (the “Borrower”), SCIENTIFIC GAMES CORPORATION (“Holdings”), the LENDERS party hereto (the “Consenting Lenders”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders under the Credit Agreement dated as of June 9, 2008, as amended as of March 27, 2009, September 30, 2009, and October 13, 2009 as amended and restated as of February 12, 2010, and as amended as of December 16, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the several lenders from time to time party thereto and the Administrative Agent.

WHEREAS:

A.                                   Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

B.                                     The Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement.

C.                                     The Administrative Agent and the Consenting Lenders are willing to amend certain provisions of the Credit Agreement, all on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the above recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of Holdings, the Borrower, the Administrative Agent and the Consenting Lenders hereby agree as follows:

SECTION 1.  Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)  Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical order:

“Sixth Amendment”: the Sixth Amendment, dated as of March 11, 2011, to this Agreement.

(b)  Section 1.1 of the Credit Agreement is hereby further amended by revising the definition of “Consolidated EBITDA” to (i) replace the words “reflected as a charge in the statement” appearing in the second line thereof with the words “deducted in calculating”, (ii) insert the words “(other than any interest expense of any Italian Concession Vehicle in respect of Indebtedness for borrowed money of such Italian Concession Vehicle if such Indebtedness for borrowed money of such Italian Concession Vehicle exceeds $25,000,000 in the aggregate)” immediately after the words “interest expense” appearing in clause (b) thereof, (iii) insert the words “and any other compensation expense not paid in cash in such period and which will not require any cash payment prior to the later of the Revolving Termination Date and the Term Loan Maturity Date; provided that if any cash payment in respect of such compensation expense is made in any period thereafter, Consolidated EBITDA for such period shall be reduced by the amount of such cash payment” after the word “expenses” appearing in clause (g) thereof and (iv) insert a proviso immediately after the second clause (c) thereof as follows:

“; provided that the aggregate amount of Consolidated EBITDA that is attributable to any Italian Concession Vehicle and that would not properly be included in Consolidated EBITDA if Consolidated EBITDA were calculated pursuant to this Agreement without giving effect to the Sixth Amendment shall not exceed $25,000,000 in any period of four consecutive fiscal quarters (or $30,000,000 in the case of any such period ending on or prior to June 30, 2012) (it being understood that, for the avoidance of doubt, this proviso shall not be construed to limit the inclusion in Consolidated EBITDA of the amount of Consolidated EBITDA that is attributable to any Italian Concession Vehicle (including pursuant to any commercial transactions with such Italian Concession Vehicle) and that would properly be included in Consolidated EBITDA if Consolidated EBITDA were so calculated)”.

(c)  Section 1.1 of the Credit Agreement is hereby further amended by revising the definition of “Consolidated Net Income” to restate clauses (b) and (c) thereof as follows:

“(b) the income (or deficit) of any Person (other than a Subsidiary of Holdings and any Italian Concession Vehicle) in which Holdings or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Holdings or such Subsidiary from such Person in the form of (i) dividends or similar distributions or (ii) without duplication to the extent otherwise treated as income, payments received by Holdings or such Subsidiary of principal of, and interest, premium and fees on, loans made by Holdings or such Subsidiary to such Person in lieu of an equity investment in or a capital contribution to such Person as reasonably determined by Holdings or such Subsidiary in good faith and (c) the undistributed earnings of any Subsidiary of Holdings (other than the Borrower) and any Italian Concession Vehicle to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary or such Italian Concession Vehicle is not at the time permitted by the terms of any Requirement of Law (other than, in the case of such Italian Concession Vehicle, to the extent the terms of such Requirement of Law limit or restrict in any way solely the dates on which or the number of times during any period of four consecutive fiscal quarters in which the actual payment of any such dividend or similar distribution may be made, so long as such Italian Concession Vehicle is permitted to make at least one such dividend or similar distribution in each such period of four consecutive fiscal quarters) or Contractual Obligation (other than (i) under any Loan Document and (ii) in the case of such Italian

Concession Vehicle, to the extent that the terms of such Contractual Obligation incorporate the applicable terms of any such Requirement of Law described in the parenthetical exception above) applicable to such Subsidiary or such Italian Concession Vehicle”.

(d)  Section 1.1 of the Credit Agreement is hereby further amended by revising the definition of “Consolidated Total Debt” by (i) replacing each appearance of “Loan Parties” in clause (a) of the first proviso thereof with “Group Members”, (ii) replacing the “and” before clause (b) in the first proviso thereof with a comma and (iii) adding the following new clause (c) immediately before the words “; provided further” therein:

“and (c) for purposes of determining the Consolidated Leverage Ratio and the Consolidated Senior Debt Ratio as of any date of determination from and after December 31, 2010, without duplication of the amount of any cash or cash equivalents netted against Consolidated Total Debt pursuant to clause (a) above, any cash and Cash Equivalents of the Group Members in excess of $15,000,000 (less the amount of any such cash and Cash Equivalents at such date that are not (i) available to the Group Members without any restriction that would impair the application thereof to pay any of the Indebtedness included in the calculation of Consolidated Total Debt within three Business Days or (ii) are subject to any Liens other than (A) Liens created under the Loan Documents or (B) Liens arising by operation of law, or bankers Liens and brokers Liens arising under customary account agreements entered into in the ordinary course of business, in each case that do not impair access to such cash or Cash Equivalents) at such determination date will be subtracted from Consolidated Total Debt in an aggregate amount not to exceed $100.0 million,”.

(e)  Section 9(e) of the Credit Agreement is hereby amended by revising clause (iii) thereof to add the words “, unless in the case of any Senior Subordinated Securities or Permitted Additional Senior Indebtedness (x) such event or condition is a Mafco Specified Change of Control and (y) the Borrower or any Guarantor would at the time of such event or condition, as the case may be, be permitted to make such purchase or payment on an optional or voluntary basis pursuant to Section 8.9(a)(i)(2)” immediately after the words “become payable” at the end thereof.

SECTION 2.  Representations and Warranties.  Holdings and the Borrower hereby represent and warrant on the Sixth Amendment Effective Date (as defined below) to the Administrative Agent and each Lender that:

(a)  Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct on and as of the Sixth Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

(b)  At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 3.  Amendment Fees.  The Borrower agrees to pay to the Administrative Agent for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on March 9, 2011 (or such other time or date on which the Administrative Agent and the Borrower shall agree), an amendment fee (the “Amendment Fees”) in an amount equal to 0.25% of the sum of (i) the aggregate principal amount of Term Loans of such Lender and (ii) the Revolving Commitment (whether used or unused) of such Lender as of such date; provided that the Borrower shall have no liability for any such Amendment Fees if this Amendment does not become effective in accordance with Section 4 below.  Such Amendment Fees shall be payable in immediately available funds on, and subject to the occurrence of, the Sixth Amendment Effective Date (as defined below).

SECTION 4.  Conditions Precedent.  Upon the date of satisfaction of the following conditions precedent (the “Sixth Amendment Effective Date”) this Amendment shall be deemed effective as of December 31, 2010:

(a)  The Administrative Agent (or its counsel) shall have received from each of Holdings, the Borrower and Lenders constituting the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)  The Administrative Agent shall have received all fees and other amounts due and payable hereunder or under the Credit Agreement on or prior to the Sixth Amendment Effective Date, including the Amendment Fees and, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

SECTION 5.  Credit Agreement.  Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.  Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.

SECTION 6.  Miscellaneous.

(a)  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)  All references to the Credit Agreement in the Loan Documents shall be deemed to include this Amendment.  This Amendment constitutes a Loan Document.

(c)  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d)  WAIVERS OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf and in their respective corporate names by their duly authorized officers as of the date first above written.

SCIENTIFIC GAMES INTERNATIONAL, INC., as Borrower,

by
/s/ Jeffrey S. Lipkin
Name: Jeffrey S. Lipkin
Title: Senior Vice President and Chief Financial Officer

SCIENTIFIC GAMES CORPORATION, as Holdings and a Guarantor,

by
/s/ Jeffrey S. Lipkin
Name: Jeffrey S. Lipkin
Title: Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
/s/ Brendan M. Poe
Name: Brendan M. Poe
Title: Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: Allied Irish Banks, p.l.c. (as a Revolving Lender)

by
/s/ Jim Dennehy
Name: Jim Dennehy
Title: Executive Vice President

For any Lender requiring a second signature line:

by
/s/ Edwin Holmes
Name: Edwin Holmes
Title: Assistant Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: Allied Irish Banks, p.l.c. (as a Term Loan Lender)

by
/s/ Jim Dennehy
Name: Jim Dennehy
Title: Executive Vice President

For any Lender requiring a second signature line:

by
/s/ Edwin Holmes
Name: Edwin Holmes
Title: Assistant Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: AMMC CLO III, LIMITED

By: American Money Management Corp.,

as Collateral Manager

by
/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: AMMC CLO IV, LIMITED

By: American Money Management Corp.,

as Collateral Manager

by
/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: AMMC VIII, LIMITED

By: American Money Management Corp.,

as Collateral Manager

by
/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: BANK OF AMERICA, N.A.

by
/s/ Brandon Bolio
Name: Brandon Bolio
Title: Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: Bank of Taiwan, New York Agency

by
/s/ Thomas K.C. Wu
Name: Thomas K.C. Wu
Title: VP & General Manager

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY

by
/s/ Charles Stewart
Name: Charles Stewart
Title: Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: BayernLB

by
/s/ Stephen T. Hill
Name: Stephen T. Hill
Title: First Vice President

For any Lender requiring a second signature line:

by
/s/ Nikhil Dhurandhar
Name: Nikhil Dhurandhar
Title: Second Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: BlackRock Senior Income Series

Longhorn CDO III Ltd.

Magnetite V CLO, Limited

by
/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: Shang HWA Commercial Bank, Ltd., New York Branch

by
/s/ Eric Y.S. Tsai
Name: Eric Y.S. Tsai
Title: VP & General Manager

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: CIT Bank

by
/s/ Daniel Burnett
Name: Daniel Burnett
Title: Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: Compass Bank

by
/s/ Nancy Zezza
Name:Nancy Zezza
Title:SVP

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: CRÉDIT INDUSTRIEL ET COMMERCIAL

by
/s/ Anthony Rock
Name: Anthony Rock
Title: Managing Director

For any Lender requiring a second signature line:

by
/s/ Marcus Edward
Name: Marcus Edward
Title: Managing Director

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by
/s/ Ari Bruger
Name: Ari Bruger
Title: Vice President

For any Lender requiring a second signature line:

by
/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: FIFTH THIRD BANK

by
/s/ George B. Davis
Name: George B. Davis
Title: Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: GOLDMAN SACHS USA

by
/s/ Lauren Day
Name: Lauren Day
Title: Authorized Signatory

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: HSBC Bank, USA N.A.

by
/s/ Randolph Cates
Name: Randolph Cates
Title: Senior Relationship Manager

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: HUA NAN COMMERICAL BANK, LTD. NEW YORK AGENCY

by
/s/ Henry Hsieh
Name: Henry Hsieh
Title: Assistant Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: ING CAPITAL LLC

by
/s/ William C. James
Name: William C. James
Title: Managing Director

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: ISRAEL DISCOUNT BANK OF NEW YORK

by
/s/ Michael Paul
Name: Michael Paul
Title: Senior Vice President

For any Lender requiring a second signature line:

by
/s/ Richard Tripaldi
Name: Richard Tripaldi
Title: First Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: PPM America, Inc., as Attorney-in-fact, on behalf of Jackson National Life Insurance Company by
/s/ David C. Wagner
Name: David C. Wagner
Title: Managing Director

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: JPMorgan Chase Bank, N.A.

by
/s/ Brendan M. Poe
Name: Brendan M. Poe
Title: Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: PPM GRAYHAWK CLO, LTD.

by
/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
Name: David C. Wagner
Title: Managing Director

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: PPM MONARCH BAY FUNDING LLC

by
/s/ Stacy Lai
Name: Stacy Lai
Title: Assistant Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: RAYMOND JAMES BANK, FSB

by
/s/ James M. Armstrong
Name: James M. Armstrong
Title: Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: RB INTERNATIONAL FINANCE (USA) LLC

by
/s/ Christoph Hoedl
Name: Christoph Hoedl
Title: First Vice President

For any Lender requiring a second signature line:

by
/s/ Randall Abrams
Name: Randall Abrams
Title: Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: San Gabriel CLO I, LTD; Shasta CLO I, LTD; Sierra CLO II, LTD; Whitney CLO I, LTD

By	Apidos Capital Management LLC on behalf of Resource Capital Asset Management (RCAM)

by
/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: SERVES 2006-1, Ltd.

by
/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
Name: David C. Wagner
Title: Managing Director

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: STATE BANK OF INDIA

by
/s/ C. Sreenivasulu Setty
Name: C SREENIVASULU SETTY
Title: V.P. & HEAD (SYNDICATIONS)

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: Sumitomo Mitsui Banking Corporation

by
/s/ William M. Ginn
Name: William M. Ginn
Title: Executive Officer

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: Taipei Fubon Commerical Bank Co., Ltd.

by
/s/ Robin Wu
Name: Robin Wu
Title: VP & Deputy General Manager

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: The Bank of East Asia, Limited, New York Branch

by	/s/ Kenneth Pettis
	Name:	Kenneth Pettis
	Title:	SVP

For any Lender requiring a second signature line:

by
/s/ Kitty Sin
	Name:	Kitty Sin
	Title:	SVP

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: THE BANK OF NOVA SCOTIA

by
/s/ David Mahmood
	Name:	David Mahmood
	Title:	Managing Director

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: The Governor & Company of the Bank of Ireland

by
/s/ Edward A. Boyle
	Name:	Edward A. Boyle
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
/s/ Louise Doherty
	Name:	Louise Doherty
	Title:	Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: TORONTO DOMINION (TEXAS) LLC

by
/s/ Debbie L. Brito
	Name:	Debbie L. Brito
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: UBS LOAN FINANCE LLC

by
/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

For any Lender requiring a second signature line:

by
/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: Union Bank, N.A.

by
/s/ Pierre Bury
	Name:	Pierre Bury
	Title:	Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: United Overseas Bank Limited, New York Agency

by
/s/ K. Jin Koh
	Name:	K. Jin Koh
	Title:	SVP & GM

For any Lender requiring a second signature line:

by
/s/ Mario Sheng
	Name:	Mario Sheng
	Title:	AVP

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: Wells Fargo Banks, N.A.

by
/s/ Peitty Chou
	Name:	Peitty Chou
	Title:	Director

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Name of Institution: UniCredit Bank AG, New York Branch

by
/s/ Kimberly Sousa
	Name:	Kimberly Sousa
	Title:	Director

For any Lender requiring a second signature line:

by
/s/ Elaine Tung
	Name:	Elaine Tung
	Title:	Director